EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in this Registration Statement on Form S-8 pertaining to the NetRatings, Inc. 1998 Stock Plan of our report dated February 14, 2003, with respect to the financial statement of NetRatings, Inc., included in its annual report (Form 10-K) for the year ended December 31, 2002, filed with the Securities and Exchange Commission.


New York, New York
February 24, 2004


                                               /s/ Ernst & Young LLP